Corbus Pharmaceuticals Appoints Anne Altmeyer, PhD to Board of Directors

Norwood, MA, September 26, 2022 (GLOBE NEWSWIRE) -- Corbus Pharmaceuticals Holdings, Inc. (NASDAQ: CRBP) (“Corbus” or the “Company”), an immunology company, today announced the appointment of Anne Altmeyer, PhD, MBA, MPH to its board of directors.

“Anne is a dynamic leader with a proven track record of advancing R&D programs and creating corporate value through successful business development transactions,” said Alan Holmer, Chairman of the Board of Directors of Corbus. “Her corporate development expertise and oncology R&D experience will be invaluable to Corbus as we advance and expand our pipeline. We are excited to welcome Anne to our board.”

Dr. Altmeyer is currently the President and CEO of TigaTx, Inc. She previously served as the Chief Business Officer of Sigilon Therapeutics and Adicet Bio. Dr. Altmeyer also held roles of increasing responsibility in corporate development and program management over 15 years across large pharmaceutical organizations. Specifically, Dr. Altmeyer served as Vice President in Global Business Development at Baxalta and Vice President in Oncology Business Development and Companion Diagnostics at Novartis. Dr. Altmeyer began her industry career in program management roles at Merck & Company. She received her PhD from the University Louis Pasteur, Strasbourg, France, and did her postdoctoral fellowships at New York University and Cornell University Medical College in New York City. She also has an MBA from Rutgers University and a Masters in Public Health from the Robert Wood Johnson Medical School, in New Jersey.

Dr. Altmeyer said, “I am honored to join the Corbus Board and I look forward to working with the Corbus Team and the Board toward advancing the mission of developing new immune-oncology therapeutics for cancer patients.” Yuval Cohen, Chief Executive Officer of Corbus added, “Having Anne join us provides Corbus with a valuable resource. Her decades of experience in oncology drug development and business strategy will help guide Corbus through the execution of our expanding pipeline and the partnerships we will need to establish to do so.”

About Corbus

Corbus is an immunology company committed to helping people defeat serious illness by bringing innovative scientific approaches to well understood biological pathways. Corbus’ current pipeline includes anti-integrin monoclonal antibodies that block activation of TGFβ and small molecules that activate or inhibit the endocannabinoid system. Corbus is headquartered in Norwood, Massachusetts. For more information on Corbus, visit corbuspharma.com. Connect with us on Twitter, LinkedIn and Facebook.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company's restructuring, trial results, product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current

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INVESTOR CONTACT:

Sean Moran

smoran@corbuspharma.com